The Zweig Fund, Inc.

The Zweig Total Return Fund, Inc.

900 Third Avenue, New York, New York 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 10, 2011

TO THE SHAREHOLDERS:

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation (“ZF”), and The Zweig Total Return Fund, Inc., a Maryland corporation (“ZTR”), for use at the Joint Annual Meeting of Shareholders to be held at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York 10022, on Tuesday, May 10, 2011 at 10:00 A.M. and at any and all adjournments or postponements thereof (the “Meeting”), for the following purposes:

1.	ELECT DIRECTORS:

•	With respect to ZF, to elect two Directors to serve until the Annual Meeting of Shareholders in 2014 and until their successors are elected and duly qualify.

•	With respect to ZTR, to elect two Directors to serve until the Annual Meeting of Shareholders in 2014 and until their successors are elected and duly qualify.

2.	OTHER BUSINESS:

In the discretion of the proxies with respect to such other business as may properly come before the Meeting.

Shareholders of record of ZF and/or ZTR at the close of business on March 16, 2011 are entitled to notice of, and will be entitled to vote at, the Meeting. The enclosed Proxy is being solicited on behalf of the Boards of Directors.

By Order of the Boards of Directors of

The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

GEORGE R. AYLWARD,

Chairman of the Board and President

New York, New York

April 11, 2011

IMPORTANT:

You are invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided, which is addressed for your convenience to each Fund of which you are a shareholder and requires no postage if mailed in the United States. Your prompt return of the enclosed proxy card may save the Funds the necessity and expense of further solicitations to assure a quorum at the Meeting. A Proxy will not be required for admission to the Meeting.

The Zweig Fund, Inc.

The Zweig Total Return Fund, Inc.

900 Third Avenue, New York, New York 10022

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 10, 2011

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation (“ZF”), and The Zweig Total Return Fund, Inc., a Maryland corporation (“ZTR”), for use at the Joint Annual Meeting of Shareholders to be held at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York 10022, on Tuesday, May 10, 2011 at 10:00 A.M., and at any and all adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting dated April 11, 2011.

The Meeting is scheduled as a joint meeting of the respective shareholders of ZF and ZTR (collectively, the “Funds” and each a “Fund”) because the shareholders of both Funds are expected to consider and vote on a similar proposal with respect to the election of Directors. The Boards of Directors of the Funds have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of both Funds. In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund’s meeting to immediately after the Meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on the proposal(s) relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed ZF proxies that are unmarked will be voted for the election of the two nominees of the ZF Board of Directors as Directors of ZF. Executed ZTR proxies that are unmarked will be voted for the election of the two nominees of the ZTR Board of Directors as Directors of ZTR. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the respective Fund prior to the Meeting, or by returning a subsequently dated proxy prior to the Meeting.

The Board of Directors of each Fund has fixed the close of business on March 16, 2011 as the record date for the determination of shareholders of that Fund entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about April 11, 2011. In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are advising our shareholders of the availability on the Internet of our proxy materials related to the Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Tuesday, May 10, 2011, at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York 10022. The Notice of Annual Meeting of Shareholders, Proxy Statement, form of proxy card and annual report to shareholders are available at www.edocumentview.com/zweig.

As of the record date, 91,955,558 shares of ZF’s common stock were outstanding, and 144,094,744 shares of ZTR’s common stock were outstanding. To the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of that Fund’s common stock other than as listed in the below table.

Title of Class	Name and Address of Beneficial Ownership	Amount of and Nature of Beneficial Ownership	Percent of Class
Common Stock of ZF	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation	9,777,101* Direct	10.6	%*
	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

*

This ownership is as of December 31, 2010 based on a statement on Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on January 18, 2011 (the “13G”). According to the 13G,

The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold shares of ZF. According to the 13G, First Trust Advisors L.P., an affiliate of First Trust Portfolios L.P., acts as portfolio supervisor of the unit investment trusts sponsored by First Trust Portfolios L.P., certain of which hold shares of ZF. According to the 13G, each of First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation holds shared dispositive power over the respective shares and disclaims beneficial ownership of the shares of ZF identified in the 13G.

The annual report of each Fund for the year ended December 31, 2010, including financial statements, has been mailed to shareholders of record of that Fund at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on March 16, 2011.

Each Fund will furnish, without charge, a copy of the Fund’s 2010 Annual Report to any shareholder who requests it by contacting the Fund’s Shareholder Services, 101 Munson Street, Greenfield, MA 01301-9683; Toll-free telephone number 1-800-272-2700; E-Mail – Zweig@Virtus.Com.

PROPOSAL 1

ELECTION OF DIRECTORS

The members of the Board of Directors of ZF and ZTR are divided into three classes, with the term of office of one class expiring each year. At the forthcoming Meeting, two ZF and two ZTR Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2014 and until their successors are elected and duly qualify). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below, who have indicated their intention to serve if elected. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

Each Fund’s Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund’s Board of Directors for election as Directors at the next annual meeting and recommends to the Board candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. Each Fund’s Nominating Committee consists of five Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Fund, Zweig Advisers LLC, formerly Phoenix/Zweig Advisers LLC, the Funds’ investment adviser (the “Adviser”), or Zweig Consulting LLC (the “Sub-Adviser”).

Based on the recommendations made by ZF’s Nominating Committee at its meeting held on February 15, 2011, the Board of Directors of ZF has nominated Wendy Luscombe and R. Keith Walton, who are presently Directors of ZF, for re-election to the ZF Board, to serve until the third succeeding Annual Meeting in 2014 and until their successors are elected and duly qualify. Based on the recommendations made by ZTR’s Nominating Committee at its meeting held on February 15, 2011, the Board of Directors of ZTR has nominated Wendy Luscombe and R. Keith Walton, who are presently Directors of ZTR, for re-election to the ZTR Board, to serve until the third succeeding Annual Meeting in 2014 and until their successors are elected and duly qualify.

Background and additional information with respect to the current Directors appears below.

DISINTERESTED DIRECTORS

Unless otherwise noted, the address of each individual is 900 Third Avenue, New York, NY 10022.

Charles H. Brunie (YOB: 1930; Term: until 2012; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors of ZF since 1998 and of ZTR since 1988, and serves on the Audit and Nominating Committees for both Funds. Since 2001, Mr. Brunie has been the Chairman of Brunie Associates, an investment firm. Mr. Brunie also serves in the following capacities: (i) Manhattan Institute (Board of Trustees, Chairman Emeritus (since 1990)); (ii) The Foundation For Educational Choice (Trustee since 1996); and (iii) American Spectator (Chairman of Board since 2002). Previously Mr. Brunie served as a Trustee for Hudson Institute (2002-2008) and from 1969-2000 was associated with Oppenheimer Capital (Chairman from 1980-1990 and Chairman Emeritus from 1990-2000). All directorships held by this Director during the past five years at any investment company registered under the Act, reporting company under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and company whose shares are registered under Section 12 of the Securities Exchange Act, have been disclosed in this Proxy Statement. Mr. Brunie became a Chartered Financial Analyst in 1969. Mr. Brunie earned a BA in Economics from Amherst College in 1952 and an MBA in Finance from Columbia University Graduate School of Business in 1956. Mr. Brunie’s years of extensive financial experience, and his management experience as the former Chairman of Oppenheimer Capital, provide valuable financial and business insight to each Board and its committees.

Wendy Luscombe (YOB: 1951; Term: until 2011; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors for ZF and ZTR since 2002 and has been the co-lead Independent Director of both Funds since 2006. Ms. Luscombe also serves on the Audit, Executive and Nominating Committees for both Funds. Since 1994, Ms. Luscombe has been a Principal of WKL Associates, Inc., acting as an independent fiduciary and consultant. Ms. Luscombe also serves in the following capacities: (i) Deutsche Bank Real Estate Opportunity Fund 1A and 1B (Member and Chairman of the Management Oversight Committee since 2003); (ii) Acadia Realty Trust (Trustee since 2004); (iii) National Association of Corporate Directors (“NACD”) Teaching Faculty (Member since 2007); and (iv) Feldman Mall Properties, a private REIT (Independent Director since 2008). Ms. Luscombe is also a member of the NACD and is an NACD Certified Director, a Fellow of the Royal Institution of Chartered Surveyors and a Member of the Chartered Institute of Arbitrators. Previously, Ms. Luscombe was a Director of Endeavour Real Estate Securities, Ltd. REIT

Mutual Fund (2000-2005) and a Director of PXRE Corp. (reinsurance) (1994-2007). All directorships held by this Director during the past five years at any investment company registered under the Act, reporting company under Section 15(d) of the Securities Exchange Act, and company whose shares are registered under Section 12 of the Securities Exchange Act, have been disclosed in this Proxy Statement. Ms. Luscombe actively participates in annual continuing education courses and conferences including risk assessment, corporate governance, succession, audit and strategic planning, and is an “audit committee financial expert” as that term is defined by the SEC. Ms. Luscombe graduated in 1973 from Oxford Brookes University with a diploma in estate management. Ms. Luscombe’s years of service as a director, her extensive financial experience and training, and managerial skills bring valuable skills and knowledge of best practices to each Board and its committees.

Alden C. Olson (YOB: 1928; Term: until 2013; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors for ZF and ZTR since 1996. Mr. Olson also serves on both Funds’ Audit and Nominating Committee and has been the Chairman of the Audit Committee for both Funds since 2004. All directorships held by this Director during the past five years at any investment company registered under the Act, reporting company under Section 15(d) of the Securities Exchange Act, and company whose shares are registered under Section 12 of the Securities Exchange Act, have been disclosed in this Proxy Statement. Mr. Olson was a Professor of Financial Management, Investments at Michigan State University from 1959-1990. In 1964, Mr. Olson became a Chartered Financial Analyst. Mr. Olson was formerly a portfolio adviser with Midwest Investment Fund (1960-1964) and has been actively engaged in portfolio management since 1968. Mr. Olson earned a BBA (1949), an MA (1951) and a PhD (1962), all in finance, from the University of Minnesota. Mr. Olson’s academic background and strong financial expertise allow him to offer sound business advice and financial insight to each Board and its committees.

James B. Rogers, Jr. (YOB: 1942; Term: until 2012; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors of ZF since 1986 and of ZTR since 1988. Mr. Rogers is also the Chairman of each Fund’s Nominating Committee and is a member of each Fund’s Audit Committee. Since 1980, Mr. Rogers has been a private investor. Since 1968, Mr. Rogers has served as a financial analyst and investment manager. In 1970, Mr. Rogers co-founded the Quantum Fund, a private investment fund. Mr. Rogers has also authored several financial books, including “Investment Biker: On the Road with Jim Rogers” (1994), “Adventure Capitalist” (2003), “Hot Commodities” (2004), “A Bull in China” (2007) and “A Gift to My Children” (2009). In 1989 and 1990, Mr. Rogers was the moderator of WCBS’s The Dreyfus Roundtable and FNN’s The Profit

Motive with Jim Rogers. In 1998, Mr. Rogers founded the Rogers International Commodity Index. Mr. Rogers served as an economic commentator on Fox News from 2002-2007. Mr. Rogers has also served as a guest professor of finance at the Columbia University Graduate School of Business. Mr. Rogers is also currently the Chairman of Beeland Interests (since 1990), a private media and investment company, and was on the Board of Directors of Levco Series Trust from 1996-2006. All directorships held by this Director during the past five years at any investment company registered under the Act, reporting company under Section 15(d) of the Securities Exchange Act, and company whose shares are registered under Section 12 of the Securities Exchange Act, have been disclosed in this Proxy Statement. Mr. Rogers earned a BA in History from Yale University in 1964 and a BA/MA in Politics, Economics and Philosophy from Oxford University in 1966. Mr. Rogers brings significant financial and economic experience to each Board, and provides innovative business insight to assist each Board and its committees.

R. Keith Walton (YOB: 1964; Term: until 2011; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors for ZF and ZTR since 2004, and in the capacity as co-Lead Independent Director of both Funds since 2006. Mr. Walton is also a member of ZF’s and ZTR’s Audit, Executive and Nominating Committees. Since 2011, Mr. Walton has been the Global Head of Government Affairs for Alcoa. From 2010 to 2011, Mr. Walton was Of Counsel to Nelson, Mullins, Riley & Scarsborough. In 2010, Mr. Walton was a Senior Managing Director of BSE Management LLC, an investment firm. From 2007-2009, Mr. Walton served as Principal and Chief Administrative Officer of Global Infrastructure Partners, an investment fund. Mr. Walton was also the Executive Vice President and Secretary of the University at Columbia University from 1996-2007. Mr. Walton also currently serves in the following capacities: (i) Blue Crest Capital Management Funds (Director since 2006); (ii) Orchestra of St. Luke’s (from 2000-2009); (iii) Council on Foreign Relations (Member since 1997), Nominating and Governance Committee Board of Directors (since 2004); (iv) The Trilateral Commission (Member since 2009); and (v) Association for the Benefit of Children (Director since 2009). Mr. Walton has previously served in the following capacities: (i) Apollo Theater Foundation, Inc. (Director, Secretary and Member of the Executive Committee from 2002-2009, Audit Committee Chair (2003-2009)); (ii) The Trinity Episcopal School Corporation (Vice President and Trustee 2003-2009); and (iii) The Gillen Brew School Board (Member from 2007-2009). All directorships held by this Director during the past five years at any investment company registered under the Act, reporting company under Section 15(d) of the Securities Exchange Act, and company whose shares are registered under Section 12 of the Securities Exchange Act, have been disclosed in this Proxy Statement. Mr. Walton earned a BA in History and Biology from Yale University in 1986 and a JD from Harvard Law School in 1990. Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to each Board and its committees regarding corporate governance and best practices.

INTERESTED DIRECTOR*

George R. Aylward (YOB: 1964; Term: until 2013; Number of Portfolios in Fund Complex Overseen: 2) has served on the Board of Directors for both ZF and ZTR since 2006. Mr. Aylward has served as Chairman of the Board, President and Chief Executive Officer to the Funds since 2006. Since 2005, Mr. Aylward has held various senior officer and directorship positions with Virtus affiliates and funds. From 2004-2006, Mr. Aylward served as Chief Operating Officer to the Funds. Since 2006, Mr. Aylward has also been the President of Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and previously served as their Executive Vice President from 2004-2006. Mr. Aylward has previously served in the following capacities: (i) The Phoenix Companies, Inc., Senior Executive Vice President and President, Asset Management (2007-2008), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President and Chief of Staff (2001-2004); (ii) The Phoenix Companies, Inc. affiliates, various senior officer and directorship positions (2005-2008); and (iii) Virtus Investment Partners, Inc. and/or certain of its subsidiaries, Vice President of Finance from 2001-2002. All directorships held by this Director during the past five years at any investment company registered under the Act, reporting company under Section 15(d) of the Securities Exchange Act, and company whose shares are registered under Section 12 of the Securities Exchange Act, have been disclosed in this Proxy Statement. Mr. Aylward is located at 100 Pearl Street, Hartford, CT 06103. Mr. Aylward earned a BS in accounting from the University of Connecticut in 1988 and an MBA from the University of Massachusetts. He earned the designation of certified public accountant and is a member of the Connecticut Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Aylward’s extensive business and accounting background, and fund experience, provide valuable managerial skills and knowledge to each Board and its committees.

*	Director considered to be an “interested person,” as that term is defined in the Act. George R. Aylward is considered an interested person because he is an officer of the Funds as well as an officer of the Adviser.

OFFICERS WHO ARE NOT DIRECTORS**

Carlton Neel (YOB: 1967) has served as Executive Vice President for ZF and ZTR since 2003. Mr. Neel has also served as Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003) and as Senior Managing Director, Virtus Investment Advisers, Inc. (since 2008). Since 2009, Mr. Neel has been the Executive Vice President of Euclid Advisors LLC and previously served in the following capacities: Shelter Rock Capital Partners, LP, Managing Director and Co-Founder (2002-2003); Phoenix/Zweig Advisers LLC, Senior Vice President and Portfolio Manager (1995-2002); JP Morgan & Co., Vice President (1990-1995).

David Dickerson (YOB: 1967) has served as Senior Vice President for ZF and ZTR since 2003. Mr. Dickerson has also served as Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003) and as Managing Director, Virtus Investment Advisers, Inc. (since 2008). Since 2009, Mr. Dickerson has been the First Vice President of Euclid Advisors LLC and previously served in the following capacities: Shelter Rock Capital Partners, LP, Managing Director and Co-Founder (2002-2003); and Phoenix/Zweig Advisers LLC, Vice President and Portfolio Manager (1993-2002).

Marc Baltuch (YOB: 1945) has served as Vice President and Chief Compliance Officer for ZF and ZTR since 2004. Mr. Baltuch also serves in the following capacities: Zweig Advisers LLC, Chief Compliance Officer (since 2004); Watermark Securities, Inc., President and Director (since 1991); and The Phoenix Edge Series Fund, Chief Compliance Officer (since 2004); Zweig Companies, Chief Compliance Officer (since 1989). Mr. Baltuch previously served in the following capacities: Virtus Mutual Fund complex (formerly Phoenix Mutual Fund complex), Chief Compliance Officer (2004-2010); Phoenix-Zweig Trust, Secretary (1989-2003); Phoenix-Euclid Market Neutral Fund, Secretary (1998-2002); and Gotham Advisors, Inc., Assistant Secretary (1990-2005).

W. Patrick Bradley (YOB: 1972) has served as Treasurer and Chief Financial Officer of ZF and ZTR since 2010. Mr. Bradley also has served as Senior Vice President, Fund Administration since 2009, Vice President, Fund Administration (2007-2009), Second Vice President, Fund Control and Tax (2004-2006) of Virtus Investment Partners, Inc. and/or certain of its subsidiaries (formerly Phoenix); Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (since 2006), Assistant Treasurer (2004-2006) of Virtus Variable Insurance Trust;

**	The Term of each Officer expires immediately following the 2011 Annual Meeting of Shareholders. Each Board considers reappointments annually.

Chief Financial Officer and Treasurer (since 2005), Assistant Treasurer (2004-2006), of certain funds within the Virtus mutual funds complex (formerly Phoenix). Mr. Bradley previously served as Assurance Senior Manager, Deloitte (1995-2004). Mr. Bradley is also a Certified Public Accountant.

Kevin J. Carr (YOB: 1954) has served as Secretary and Chief Legal Officer of ZF and ZTR since 2005. Mr. Carr also has served as Senior Vice President, Counsel and Secretary of Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2008. Since 2005, Mr. Carr has served as Vice President, Counsel, Chief Legal Officer and Secretary of certain funds within the Virtus mutual fund complex. Mr. Carr previously served in the following capacities: Phoenix Life Insurance Company, Vice President and Counsel (2005-2008); Travelers Life & Annuity Company, Compliance Officer of Investments and Counsel (January 2005-May 2005); and The Hartford Financial Services Group, Assistant General Counsel and certain other positions (1995-2005).

Moshe Luchins (YOB: 1971) has served as Vice President of ZF and ZTR since 2004. Mr. Luchins also has served as Associate General Counsel of the Zweig Companies since 2006 and previously served as Associate Counsel (1996-2005).

Jacqueline Porter (YOB: 1958) has served as Vice President and Assistant Treasurer of ZF and ZTR since 2006. Ms. Porter also serves in the following capacities: Vice President, Fund Administration and Tax, VP Distributors, Inc. (formerly Phoenix Equity Planning Corporation) (since 1995); Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund complex (since 1995) and the Phoenix Edge Series Fund complex (since 1999).

Compensation of Directors and Officers

During the year ended December 31, 2010, ZF paid Directors’ fees aggregating $152,000 and ZTR paid Directors’ fees aggregating $159,500 to the Directors who were not interested persons of the Funds or the Adviser. For the year ended December 31, 2010, each Fund paid each Director who is not an interested person of such Fund or the Adviser an annual fee of $11,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors and each meeting of the Audit Committee and the Nominating Committee. Each Fund pays its Audit Committee Chairman a $5,000 annual retainer. The members of the Executive Committee of each Fund are Wendy Luscombe and R. Keith Walton, who also function as the co-lead Independent Directors of each Fund. They do not receive any Executive Committee meeting fees, but are each paid an additional annual fee of $10,000 by each Fund for acting as a co-lead Independent Director. Each Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

Set forth below is the compensation paid by ZF and ZTR to current Directors for the year ended December 31, 2010. The Funds do not pay any pension or retirement benefits to Directors.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund complex Paid to Directors
Charles H. Brunie— Director	ZF–$23,000 ZTR–$24,500	$0	$0	$47,500

Wendy Luscombe—Director	ZF–$36,000 ZTR–$37,500	$0	$0	$73,500

Alden C. Olson— Director	ZF–$31,000 ZTR–$32,500	$0	$0	$63,500

James B. Rogers, Jr.— Director	ZF–$26,000 ZTR–$27,500	$0	$0	$53,500

R. Keith Walton— Director	ZF–$36,000 ZTR–$37,500	$0	$0	$73,500

George R. Aylward— Interested Director and President	ZF–$0 ZTR–$0	$0	$0	$0

Director Ownership of Securities

Set forth in the table below is the dollar range of equity securities of the Funds owned by each Director as of December 31, 2010.

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Fund Ownership in all Funds Overseen by Director in Family of Investment Companies(2)
Charles H. Brunie	ZF–Over $100,000 ZTR–Over $100,000	Over $100,000

Wendy Luscombe	ZF–$10,001-$50,000 ZTR–$10,001-$50,000	$10,001-$50,000

Alden C. Olson	ZF–$10,001-$50,000 ZTR–$1-$10,000	$10,001-$50,000

James B. Rogers, Jr.	ZF–$10,001-$50,000 ZTR–$1-$10,000	$10,001-$50,000

R. Keith Walton	ZF–$1-$10,000 ZTR–$1-$10,000	$10,001-$50,000

George R. Aylward	ZF–$1-$10,000 ZTR–$1-$10,000	$1-$10,000

(1)	The information as to beneficial ownership is based on statements furnished to each Fund by its Directors and reflects ownership as of December 31, 2010. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and officers of the Funds, as a group, beneficially own less than 1% of the outstanding shares of each Fund.
(2)	Pursuant to the proxy rules of the SEC, ZF and ZTR are the only funds in the “Family of Investment Companies.”

Committees’ and Boards of Directors’ Meetings

Audit Committee Report

Each Fund’s Board of Directors has appointed a standing Audit Committee and adopted a written charter for the Audit Committee. Each Fund’s Audit Committee Charter is available on the Adviser’s website:

ZF Audit Committee Charter:

http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/ZF/Governance/ZF_Audit_Committee_Charter.pdf

ZTR Audit Committee Charter:

http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/ZTR/Governance/ZTR_Audit_Committee_Charter.pdf

The purposes of each Board’s Audit Committee are set forth in the Audit Committee Charter. In brief, the role of each Board’s Audit Committee is to assist the Board of Directors in its oversight of the respective Fund’s financial reporting process, including internal controls and the performance of the independent registered public accounting firm. As set forth in the Charter of each Board’s Audit Committee, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that each Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which duties are the responsibility of the Adviser and each Fund’s independent registered public accounting firm. The independent registered public accounting firm for each Fund is responsible for auditing that Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, each Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. Each Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance,” as currently in effect. Each Audit Committee also has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent registered public accounting firm’s independence. Finally, each Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independence of that independent registered public accounting firm.

The members of each Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Directors of each Fund has determined that Wendy Luscombe is an “audit committee financial expert,” as defined under Regulation S-K, Item 407(d)(5). The SEC has stated that the designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. Each Audit Committee is in compliance with the New York Stock Exchange requirements applicable to closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. Members of each Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, an Audit Committee’s considerations and discussions referred to above do not assure that the audit of a Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to its Board of Directors that the audited financial statements of the applicable Fund be included in the Fund’s annual report to shareholders for the year ended December 31, 2010. The members of each Audit Committee, Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, are “independent” within the meaning of the Act and the New York Stock Exchange corporate governance standards for audit committees applicable to closed-end funds.

Alden C. Olson

Charles H. Brunie

Wendy Luscombe

James B. Rogers, Jr.

R. Keith Walton

Nominating Committee

Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, each of whom is not an interested person of the Funds, are members of the Nominating

Committee of each Board of Directors. Each Fund’s Board of Directors has adopted a written charter for its Nominating Committee. Each Fund’s Nominating Committee Charter is available on the Adviser’s website at http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/Nominating_Committee_Charter.pdf. Each Nominating Committee considers candidates for election to fill vacancies on the respective Fund’s Board of Directors.

Director nominees are identified based on persons known to the Boards of Directors or the Nominating Committees and any persons recommended to the Nominating Committees by shareholders or industry sources. Any recommendations made by shareholders or industry sources must be accompanied by a biography of the recommended candidate and should be submitted in writing to the principal executive office of the Funds, located at 900 Third Avenue, New York, New York 10022, addressed to the Secretary of the Funds. For more information, see “Additional Information: Proposals for 2012 Meeting.”

Nominees are identified and evaluated based on the criteria and through the process described below. Members of the Nominating Committee as well as other Board members may identify potential candidates. Shareholders also may propose nominees pursuant to each Fund’s Bylaws. The evaluation process does not depend on the source of the recommendation. It is expected that all candidates for the Board will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly. The Nominating Committee takes into consideration such other factors as it deems appropriate. Except as provided above, in nominating candidates, each Nominating Committee does not believe that certain qualifications are controlling or paramount or that specific qualifications or skills are necessary for a candidate to possess. Pursuant to policies and procedures contained in the Nominating Committee Charter, when assessing the qualifications of a potential nominee or independent Director, the Nominating Committee considers such factors as it may deem relevant, including whether the candidate’s background, skills and experience will complement the background, skills and experience of other nominees and contribute to the diversity of the Board.

These policies and procedures for identifying and evaluating candidates are implemented through discussion among Nominating Committee members. Each Nominating Committee may determine that a candidate who does not have all the qualifications referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate’s qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director. In assessing the effectiveness of its Nominating Committee Charter, each Nominating

Committee shall recommend to its Fund’s Board any revisions or modifications to its Nominating Committee Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

Board of Directors’ and Standing Committees’ Meetings

Each Fund’s Board of Directors also has an Executive Committee, consisting of Wendy Luscombe and R. Keith Walton, each of whom is not an interested person of the Funds. The Executive Committee of the Board of Directors of each Fund, in the intervals between meetings of the Board of Directors, has all the authority of such Board of Directors, except as otherwise provided by that Fund’s Articles of Incorporation, Bylaws or applicable law; provided, however, that the Executive Committee shall not exercise its authority in a manner inconsistent with any action, direction, or instruction of the Board of Directors.

ZF’s Board of Directors held six meetings during the year ended December 31, 2010 and ZTR’s Board of Directors held seven meetings during the year ended December 31, 2010. Each Fund’s Nominating Committee held one meeting during the year ended December 31, 2010, and met on February 15, 2011, at which time each Nominating Committee recommended the nominees for election to the Board. Each Fund’s Audit Committee held three meetings during the year ended December 31, 2010. Each Fund’s Executive Committee held no meetings during the year ended December 31, 2010. All of the Directors attended at least 75% of the total number of Board meetings, and his or her respective committee meetings, held during the year ended December 31, 2010.

Boards’ Role in Risk Oversight

Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of each Board’s general oversight of the respective Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Adviser, the Sub-Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions, business model and compliance structure. As a result, the Boards recognize that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate the occurrence or effects of all of such risks. As part of its regular oversight of the Funds, the respective Board, directly or through a committee, interacts with and reviews reports from, among others, the Adviser and the Sub-Adviser (and their respective officers and employees), each Fund’s Chief Compliance Officer, and the independent registered public accounting firm for the Fund, as appropriate, that include risks faced by the Fund and applicable risk functions. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Boards’ Leadership Structure

George R. Aylward, an interested person of each Fund, serves as each Fund’s Chairman of the Board, Chief Executive Officer and President. Mr. Aylward’s combined role as Chairman, Chief Executive Officer and President promotes unified leadership and direction for each Fund’s Board of Directors and executive management and allows for a single, clear focus for the chain of command to execute each Fund’s initiatives and plans.

The independent Board Members have designated two co-lead Independent Directors of each Fund, Wendy Luscombe and R. Keith Walton. The co-lead Independent Directors’ roles are defined as follows:

•	Chair meetings or executive sessions of the independent Directors;
•	Review and comment on each Board’s meeting agendas;
•	Represent the views of the independent Directors to management; and
•	Facilitate communication among the independent Directors and their counsel.

Each Board has established an Executive Committee, a Nominating Committee and an Audit Committee to assist each Board in the oversight and direction of the business and affairs of each Fund, and from time to time may establish informal working groups to review and address the policies and practices of each Fund with respect to certain specified matters.

The Board of each Fund has determined that the Board’s leadership structure is appropriate for that Fund, taking into account that Fund’s specific characteristics and circumstances, in light of the fact that: (i) all of the directors, except the Chairman, are independent; (ii) it provides for oversight of the business operations of the Fund by experienced independent directors, with two co-lead Independent Directors and separate committee chairmen; (iii) by having Mr. Aylward in the combined role as Chairman, Chief Executive Officer and President, it allows for unified leadership and direction for each Fund’s Board of Directors and executive management; (iv) by having two co-lead Independent Directors, it helps to ensure timely communication between management and the independent directors and among the independent directors; (v) it allows the Board to exercise informed and independent judgment over the matters under its purview and specific to that Fund; (vi) it strikes an effective balance between management and independent director participation in the Board process; and (vii) it allocates areas of responsibility among committees of each Board’s members and the full Board in a manner that enhances effective oversight.

Shareholder Communications

Any shareholder that wishes to communicate with the Boards of Directors or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Funds, located at 900 Third Avenue, New York, New York 10022, specifying the intended addressee. Shareholder communications addressed to the Boards of Directors will be forwarded promptly after receipt to George R. Aylward, President of the Funds, for review. Mr. Aylward will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Shareholder communications that Mr. Aylward determines to involve routine matters will be forwarded to the Funds’ Administrator and/or officers of the Funds for review and response, and Mr. Aylward will report to the full Board, as appropriate, on the nature and substance of such communications. Shareholder communications that Mr. Aylward determines involve non-routine matters will be forwarded to each member of the Board for review. Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.

It is the Funds’ policy that all Directors attend the annual shareholders meeting, if reasonably possible. All of the directors attended the joint annual meeting of ZF and ZTR in 2010.

THE BOARDS OF DIRECTORS OF ZF AND ZTR UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE NOMINEES.

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

Zweig Advisers LLC, the Adviser, serves as the investment adviser for ZF and ZTR. The Adviser’s principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Adviser’s outstanding equity interests are directly owned by Virtus Investment Partners, Inc. (“Virtus”). Virtus is located at 100 Pearl Street, 9th Floor, Hartford, Connecticut 06103.

As of December 31, 2010, Virtus had approximately $29.5 billion in assets under management. Virtus’s money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

VP Distributors, Inc. (the “Administrator”), serves as the administrator for ZF and ZTR. The Administrator’s principal business office is located at 100 Pearl Street, Hartford, Connecticut 06103. All of the Administrator’s outstanding equity interests are owned by Virtus.

Zweig Consulting LLC, the Sub-Adviser, which serves as the sub-adviser for ZF and ZTR, provides asset allocation services to the Adviser. Dr. Martin E. Zweig is the President and owner of the Sub-Adviser. The Sub-Adviser’s principal business office is located at 900 Third Avenue, New York, New York 10022. The Sub-Adviser’s fees are paid by the Adviser.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act and Section 30(h) of the Act require, among other persons, the officers and Directors of the Funds and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Funds with the SEC and the New York Stock Exchange. The SEC’s regulations also require such reporting persons to furnish each Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, each Fund believes that, during the year ended December 31, 2010, such reporting persons were in compliance with all Section 16(a) and Section 30(h) reporting requirements applicable to them.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committees of the Funds, the Board of Directors of each Fund, including a majority of the Directors who are not interested persons of such Fund, has selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm of each Fund for the year ending December 31, 2011. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.

The aggregate fees billed for services rendered by PwC during the years ended December 31, 2009 and December 31, 2010, respectively, are described below.

Audit Fees

The aggregate fees billed by PwC to ZF in connection with the annual audit of ZF’s financial statements for the fiscal years ended December 31, 2009 and December 31, 2010 were $32,000 and $32,000, respectively. The aggregate fees billed by PwC to ZTR in connection with the annual audit of ZTR’s financial statements for the fiscal years ended December 31, 2009 and December 31, 2010 were $32,000 and $32,000, respectively.

Audit-Related Fees

The fees billed by PwC to ZF for the fiscal years ended December 31, 2009 and December 31, 2010 for any audit-related services were $4,447 and $3,042, respectively. The fees billed by PwC to ZTR for the fiscal years ended December 31, 2009 and December 31, 2010 for any audit-related services were $4,447 and $3,042, respectively. These fees are related to the review of the Funds’ semi-annual financial statements, interim audit testing and out of pocket expenses.

Tax Fees

The aggregate fees billed by PwC to ZF for the fiscal years ended December 31, 2009 and December 31, 2010 in connection with tax review, compliance and advice were approximately $4,644 and $4,600, respectively. The aggregate fees billed by PwC to ZTR for the fiscal years ended December 31, 2009 and December 31, 2010 in connection with tax review, compliance and advice were approximately $5,144 and $5,100, respectively. These fees were related to the determination of federal and excise taxes for the Funds.

All Other Fees

The fees billed by PwC to ZF for the fiscal years ended December 31, 2009 and December 31, 2010 for other services were $0 and $0, respectively. The fees billed by PwC to ZTR for the fiscal years ended December 31, 2009 and December 31, 2010 for other services were $0 and $0, respectively.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2009 and December 31, 2010 were $446,121 and $398,818, respectively.

Each Audit Committee considered whether the non-audit services rendered to the Adviser or an affiliate of the Adviser that provides ongoing services to either Fund were compatible with maintaining the independence of PwC. The Audit Committees pre-approve: (i) all audit and non-audit services to be rendered to the respective Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the respective Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the respective Fund (collectively, “Covered Services”). Each Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. All Covered Services were pre-approved in accordance with the above procedures. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

ADDITIONAL INFORMATION

Other Matters

The Boards of Directors of the Funds know of no matters to be presented at the meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

Expenses

The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear one half of such expenses, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders, and its own respective legal expenses. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates.

Vote Required

The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. The election of Directors for each Fund requires a plurality of the votes cast at the Meeting by the shareholders of such Fund. With respect to the election of Directors, an abstention does not constitute a vote and will be disregarded in calculating the votes cast as to such matter, and “broker non-votes” (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. It is anticipated that votes will be tabulated by Computershare Trust Company, N.A., the Funds’ transfer agent.

Adjournments and Postponements

The Amended and Restated Bylaws of the Funds authorize the Chairman of the Meeting to adjourn or postpone the Meeting to a later date (whether or not a quorum is present) without notice other than announcement at the Meeting for such purposes as the Chairman shall deem appropriate, including further solicitation of proxies. In the absence of a quorum, the Chairman may (but shall not be required to) allow the shareholders present (in person or by proxy) to adjourn the Meeting to a later date by majority vote of those present. Adjournments or postponements may occur in order to defer action on any Proposal. The Meeting may be adjourned up to 120 days after the record date without further notice other than announcement at the Meeting. If the Meeting is adjourned to a date more than 120 days after the original record date upon at least 10 days’ notice, a new record date must be established for voting at such adjourned Meeting, and any unrevoked proxies submitted by any shareholder of record as of the original record date, with respect to shares that such shareholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequent adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date. At any adjourned Meeting at which a quorum is present, any action may be taken that could have been taken at the Meeting originally called.

No Dissenters’ Rights

Shareholders have no rights under Maryland law or each Fund’s Articles of Incorporation or the Amended and Restated Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.

Proposals for 2012 Meeting

Each Fund’s Amended and Restated Bylaws contains an advance notice provision, which requires that the respective Fund be given advance notice of shareholder nominations for election to the Board of Directors and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund’s proxy statement in accordance with Rule 14a-8 under the Securities Exchange Act. Any notice of shareholder nominations for election to a Fund’s Board of Directors or notice of other matters which shareholders wish to present at the Funds’ 2012 Annual Meeting of Shareholders must be received at such Fund’s principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund’s Amended and Restated Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. A copy of ZF’s Bylaws is available on the website of the SEC at http://www.sec.gov. A copy of ZTR’s Bylaws is available on the website of the SEC at http://www.sec.gov.

The persons named as proxies for the Funds’ 2012 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the respective Fund receives notice of the matter by not less than one hundred and twenty (120) days before the date in the then current year corresponding to the date of such Fund’s proxy statement for the annual meeting held in the prior year. If the respective Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

New York, New York	By Order of the Boards of Directors of
April 11, 2011	The Zweig Fund, Inc. The Zweig Total Return Fund, Inc.
GEORGE R. AYLWARD,
Chairman of the Board and President

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000000000.000000 ext 000000000.000000 ext

The Zweig Total Return Fund, Inc.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Annual Meeting Proxy Card

	For	Withhold		For	Withhold
01 - Wendy Luscombe	☐	☐	02 - R. Keith Walton	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Please sign exactly as name or names appears on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

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The Zweig Fund, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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DESIGNATION (IFANY)

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed below.

1. The Election as Directors of the nominees below to serve until the Annual Meeting of Shareholders in 2014 and until their successors are elected and duly qualify:

01 - Wendy Luscombe

For

Withhold

02 - R. Keith Walton

For

Withhold

2. In the discretion of the proxies with respect to such other business as may properly come before the Meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below corporate Please sign officer, exactly please as name give or full names title. Sign, appears Date on and this Return proxy.theIfestock Proxy is Card held Promptly jointly, each Using holder the Enclosed should sign. Envelope. If signing as attorney, trustee, executor, administrator, custodian, guardian or

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — The Zweig Fund, Inc.

Annual Meeting of Shareholders

May 10, 2011

Proxy Solicited on Behalf of Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Tuesday, May 10, 2011, at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York 10022 The Notice of Annual Meeting of shareholders, Proxy Statement, form of proxy card and annual report to shareholders are available at www.edocumentview.com/zweig.

The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints GEORGER. AYLWARD, CARLTON NEEL and DAVID DICKERSON, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 A.M. at the offices of Katten Muchin Rosenman LLP, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York , New York 10022, at any and all adjournments or postponements thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on there verse side of this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued, and to be signed and dated on the reverse side.)